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                                EXHIBIT 23.4
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                                                                    EXHIBIT 23.4


                       CONSENT OF SPECIAL COUNSEL EXPERT


       The undersigned has acted as special counsel to Paxson Communications Corporation, a Delaware corporation (the "Company"), in connection with certain matters described in the Company's Registration Statement on Form S-1 and Prospectus registering the Company's $.001 par value Class A Common Stock, and consents to the reference to the undersigned under the caption "Legal Matters."



                                   DOW, LOHNES & ALBERTSON
                                   a Professional Limited Liability Company

                                   /s/ John Fieore
                                   -------------------------------------------


Washington, D.C.
March 22, 1996